                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                               SEPTEMBER 30, 2000

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
Company Profile.............................................        5
Operating Highlights/Capital Structure......................    6 - 7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................        8
Same Store Property Activity................................        9
Portfolio Highlights and Leasing Activity...................       10
Portfolio Summary...........................................       11
Portfolio Detail -- by Region...............................  12 - 15
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................       16
Tenant Concentration........................................       17
Segment Concentration.......................................       18
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................       19
Consolidated Balance Sheets.................................       20
Summary of Outstanding Debt.................................       21
Schedule of Mortgage Debt Maturities........................       22

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                               SEPTEMBER 30, 2000

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 53 shopping centers, comprised of 45 community shopping centers, two regional malls and 6 single tenant facilities comprising 10.8 million square feet of total shopping center gross leasable area (GLA) and 9.0 million square feet of Company owned GLA. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, September 30, 2000 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1999 Form 10-K and 2000 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Chief Operating Officer or Ed Stokx, Senior Vice President of Finance, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax (310) 546-5069 or email at IR@centertrust.com.

                               CENTER TRUST, INC.

                              OPERATING HIGHLIGHTS
                               SEPTEMBER 30, 2000
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                      THREE MONTHS ENDED     SIX MONTHS ENDED
                                                        SEPTEMBER 30,         SEPTEMBER 30,
                                                      ------------------    ------------------
                                                       2000       1999       2000       1999
                                                      -------    -------    -------    -------
OPERATING HIGHLIGHTS
  Funds From Operations (FFO)
     FFO - Basic....................................  $ 7,821    $10,588    $24,882    $31,953
     FFO - Diluted(1)...............................  $11,095    $13,864    $34,705    $42,144
     FFO per share - Basic..........................  $  0.28    $  0.38    $  0.88    $  1.10
     FFO per share - Diluted(1).....................  $  0.30    $  0.38    $  0.93    $  1.10
  Net Income Available to Common Shareholders.......  $ 2,802    $ 1,753    $15,614    $22,985

     Net Income Per Share - Basic and Diluted.......  $  0.11    $  0.07    $  0.59    $  0.90

  EBITDA............................................  $22,692    $23,229    $69,098    $70,938

  Funds Available for Distribution (FAD)............  $ 8,388    $10,659    $25,963    $32,320

     FAD per share - Basic..........................  $  0.30    $  0.38    $  0.91    $  1.11

  Dividends Per Share...............................  $  0.21    $  0.36    $  0.63    $  1.08

  Interest Expense Coverage Ratio Based on EBITDA...      1.5        1.7        1.6        1.7

  General and Administrative Expense................  $ 1,577    $ 2,404    $ 4,208    $ 5,365

     G&A as % of Total Rental Revenue...............      6.3%       8.8%       5.6%       6.6%

  Ratio of Expense Recoveries to Recoverable             89.7%      85.2%      88.7%      86.0%
     Expenses.......................................

  Ratio of Operating Expenses to Total Rental            33.9%      34.5%      34.3%      34.4%
     Revenue........................................

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

                               CENTER TRUST, INC.

                               CAPITAL STRUCTURE
                               SEPTEMBER 30, 2000
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                 THREE MONTHS ENDED         NINE MONTHS ENDED
                                                    SEPTEMBER 30,             SEPTEMBER 30,
                                               -----------------------   -----------------------
                                                  2000         1999         2000         1999
                                               ----------   ----------   ----------   ----------
EQUITY INFORMATION
  Units Outstanding at End of Period.........   1,759,442    1,836,623    1,759,442    1,836,623
  Common Outstanding at End of Period........  26,701,759   26,144,935   26,701,759   26,144,935
                                               ----------   ----------   ----------   ----------
  Total Units and Common Shares Outstanding
     at End of Period........................  28,461,201   27,981,558   28,461,201   27,981,558
                                               ==========   ==========   ==========   ==========
  Basic Weighted Average Units Outstanding...   1,759,442    1,836,623    1,727,677    3,525,080
  Basic Weighted Average Common Shares
     Outstanding.............................  26,670,348   26,144,845   26,668,268   25,539,348
                                               ----------   ----------   ----------   ----------
  Basic Weighted Average Units and Common
     Shares Outstanding......................  28,429,790   27,981,468   28,395,945   29,064,428
  Number of Common Shares Attributed to
     Convertible and Exchangeable
     Debentures(1)...........................   8,808,222    8,808,222    8,808,222    9,150,120
                                               ----------   ----------   ----------   ----------
  Diluted Weighted Average Common Shares and
     Common Share Equivalents................  37,238,012   36,789,690   37,204,167   38,214,548
                                               ==========   ==========   ==========   ==========

                                                                           AS OF
                                                       ---------------------------------------------
                                                       SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                           2000             1999            1998
                                                       -------------    ------------    ------------
                                                             (IN THOUSAND, EXCEPT SHARE DATA)
MARKET CAPITALIZATION
  Stock Price Activity During Period
     High............................................    $  10.50         $  13.00       $    18.00
     Low.............................................    $   4.88         $   9.06       $     9.50
  Common Stock Price at End of Period................    $   6.00         $   9.69       $    12.25
  Equity Market Capitalization.......................    $170,767         $274,253       $  371,481
  Fixed-Rate Debt....................................     239,560          260,928          260,491
  Floating-Rate Debt.................................     244,647          263,540          236,895
  Subordinated Debentures............................     158,548          158,548          168,599
                                                         --------         --------       ----------
  Total Capitalization...............................    $813,522         $957,269       $1,037,466
                                                         ========         ========       ==========
  Debt-to-Total Capitalization.......................        79.0%            71.4%            64.2%
                                                         ========         ========       ==========

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating diluted funds from operations. Such shares are not included in the determination of diluted EPS if they are antidilutive.

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                            AS OF SEPTEMBER 30, 2000

                                                    COMMON      OPERATING PARTNERSHIP
                                                    STOCK               UNITS              TOTAL
                                                  ----------    ---------------------    ----------
Balance, January 1, 1999........................  25,346,727          4,978,240          30,324,967
  Shares Repurchased(1).........................    (966,700)                              (966,700)
  Units Converted to Shares.....................      40,000            (40,000)                 --
  Shares issued for Convertible Debentures......         222                 --                 222
  Issuance of Stock Grants to Employees.........      17,099                 --              17,099
                                                  ----------         ----------          ----------
Balance, March 31, 1999.........................  24,437,348          4,938,240          29,375,588
  Shares Repurchased(1)(2)......................    (596,101)                              (596,101)
  Units Repurchased(3)..........................          --         (3,101,617)         (3,101,617)
  Shares Issued.................................   2,260,232                 --           2,260,232
  Issuance of Stock Grants to Employees.........      11,746                 --              11,746
                                                  ----------         ----------          ----------
Balance, June 30, 1999..........................  26,113,225          1,836,623          27,949,848
  Issuance of Stock Grants to Employees.........      35,610                 --              35,610
  Shares Repurchased(1).........................      (3,900)                --              (3,900)
                                                  ----------         ----------          ----------
Balance, September 30, 1999.....................  26,144,935          1,836,623          27,981,558
  Units Converted to Shares.....................      22,375            (22,375)                 --
  Units Retired through Sale of Assets..........          --           (159,523)           (159,523)
  Issuance of Stock Grants to Employees.........     480,658                 --             480,658
                                                  ----------         ----------          ----------
Balance, December 31, 1999......................  26,647,968          1,654,725          28,302,693
  Units Issued..................................          --            104,717             104,717
  Issuance of Stock Grants to Employees.........      38,520                 --              38,520
                                                  ----------         ----------          ----------
Balance, March 31, 2000.........................  26,686,488          1,759,442          28,445,930
  Issuance of Stock Grants to Employees.........      16,831                 --              16,831
                                                  ----------         ----------          ----------
Balance, June 30, 2000..........................  26,703,319          1,759,442          28,462,761
  Cancelled Stock Grants........................     (33,333)                --             (33,333)
  Issuance of Stock Grants to Employees.........      31,773                 --              31,773
                                                  ----------         ----------          ----------
Balance, September 30, 2000.....................  26,701,759          1,759,442          28,461,201
                                                  ==========         ==========          ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25, 1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company.

                               CENTER TRUST, INC.

                          SAME STORE PROPERTY ACTIVITY
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                    THREE MONTHS ENDED               NINE MONTHS ENDED
                                      SEPTEMBER 30,                    SEPTEMBER 30,
                                    ------------------               ------------------
                                     2000       1999     % CHANGE     2000       1999     % CHANGE
                                    -------    -------   --------    -------    -------   --------
COMMUNITY SHOPPING CENTERS(1)
Revenues:
     Rental Revenue...............  $16,655    $16,664     -0.1%     $50,122    $49,501      1.3%
     Recoveries from Tenants......    4,650      4,618      0.7%      13,797     13,336      3.5%
     Other Income.................      220        124     77.4%         580        494     17.4%
                                    -------    -------               -------    -------
          Total Revenues..........   21,525     21,406      0.6%      64,499     63,331      1.8%
Expenses:
  Recoverable Operating
     Expenses.....................    4,831      4,939     -2.2%      14,356     14,256      0.7%
  Other Operating Expenses........      516        506      2.0%       1,502      1,497      0.3%
                                    -------    -------               -------    -------
          Total Expenses..........    5,347      5,445     -1.8%      15,858     15,753      0.7%
                                    -------    -------               -------    -------
Net Operating Income..............  $16,178    $15,961      1.4%     $48,641    $47,578      2.2%
                                    =======    =======               =======    =======
          Total Properties........       40         40                    40         40
                                    =======    =======               =======    =======
Percentage Leased.................     95.1%      95.4%                 95.1%      95.4%
                                    =======    =======               =======    =======
Average Base Rent per square
  foot............................  $ 11.02    $ 10.78               $ 11.02    $ 10.78
                                    =======    =======               =======    =======

                                    THREE MONTHS ENDED               NINE MONTHS ENDED
                                      SEPTEMBER 30,                    SEPTEMBER 30,
                                    ------------------               ------------------
                                     2000       1999     % CHANGE     2000       1999     % CHANGE
                                    -------    -------   --------    -------    -------   --------
REGIONAL MALLS
Revenues:
     Rental Revenue...............  $ 4,462    $ 4,405       1.3%    $13,394    $13,457      -0.5%
     Recoveries from Tenants......    2,390      2,306       3.6%      6,828      6,965      -2.0%
  Other Income....................      830        736      12.8%      2,333      2,533      -7.9%
                                    -------    -------               -------    -------
          Total Revenues..........    7,682      7,447       3.2%     22,555     22,955      -1.7%
Expenses:
  Recoverable Operating
     Expenses.....................    2,720      3,168     -14.1%      8,641      9,107      -5.1%
  Other Operating Expenses........       20         40     -50.0%         92         68      35.3%
                                    -------    -------               -------    -------
          Total Expenses..........    2,740      3,208     -14.6%      8,733      9,175      -4.8%
                                    -------    -------
Net Operating Income..............  $ 4,942    $ 4,239      16.6%    $13,822    $13,780       0.3%
                                    =======    =======               =======    =======
          Total Properties........        2          2                     2          2
                                    =======    =======               =======    =======
Percentage Leased.................     92.7%      91.2%                 92.7%      91.2%
                                    =======    =======               =======    =======
Average Base Rent per square
  foot............................  $ 15.44    $ 16.58               $ 15.44    $ 16.58
                                    =======    =======               =======    =======

Same Store properties are those which were owned as of January 1, 1999.
-------------------------
(1) Excludes Marshalls Plaza, Pacific Linen Plaza, Frontier Village and El Camino North which are properties where we are either re-tenanting or preparing for redevelopment.

                               CENTER TRUST, INC.

                   PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                            AS OF SEPTEMBER 30, 2000

                                                                          AS OF
                                                      ---------------------------------------------
                                                      SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                          2000             1999            1998
                                                      -------------    ------------    ------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
     Community Shopping Centers.....................    7,083,555        7,547,955       7,887,404
     Regional Malls.................................    1,328,109        1,178,109       1,178,009
     Single Tenant Facilities.......................      564,842          672,007       1,119,212
       Total Company Owned GLA......................    8,976,506        9,398,071      10,184,625
Percentage Leased
     Community Shopping Centers.....................         94.7%            95.0%           91.9%
     Regional Malls.................................         92.7%            90.9%           90.9%
     Single Tenant Facilities.......................        100.0%           100.0%          100.0%
       Overall Portfolio............................         94.7%            94.9%           92.7%
  Average Base Rent
     Community Shopping Centers
       Anchor.......................................   $     8.21      $      8.70     $      9.14
       Pad..........................................   $    15.27      $     15.05     $     14.59
       Shop.........................................   $    15.56      $     15.32     $     14.79
       Overall......................................   $    10.95      $     11.11     $     11.26
     Regional Malls
       Anchor.......................................   $    10.98      $     11.75     $     11.69
       Pad..........................................   $    18.94      $     18.61     $     17.99
       Shop.........................................   $    23.35      $     24.20     $     22.92
       Overall......................................   $    15.44      $     16.70     $     16.16
     Single Tenant Facilities.......................   $     5.45      $      5.97     $      6.37
       Overall Portfolio............................   $    11.23      $     11.40     $     11.23
  Number of Properties
     Community Shopping Centers.....................           45               47              49
     Regional Malls.................................            2                2               2
     Single Tenant Facilities.......................            6                7              12
       Overall Portfolio............................           53               56              63

                                                                  THREE            NINE
                                                                 MONTHS           MONTHS
                                                                  ENDED            ENDED
                                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                              -------------    -------------
SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
  Space Vacated
     Number of Leases.......................................          22               60
     Gross Leasable Area....................................      68,731          258,394
     Base Rent per Square Foot..............................    $  13.52         $  18.15
  New Leases Executed
     Number of Leases.......................................          14               41
     Gross Leasable Area....................................      21,505          178,926
     Base Rent per Square Foot..............................    $  16.85         $  12.54
  Lease Renewals Executed
     Number of Leases.......................................          33              105
     Gross Leasable Area....................................     104,157          332,454
     New Annual Base Rent per Square Foot...................    $  14.20         $  16.22
     Percentage Change from Prior...........................          .4%            2.87%
  Leases with Contractual Rent Adjustments
     Number of Leases.......................................          52              257
     Gross Leasable Area....................................     151,000          641,259
     New Annual Base Rent per Square Foot...................    $  15.08         $  15.47
     Percentage Change from Prior...........................         7.6%             4.6%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                            AS OF SEPTEMBER 30, 2000

                                                NUMBER                 TOTAL LEASED GLA                COMPANY
                                                  OF                   ----------------                 OWNED     PERCENT
                                              PROPERTIES    ANCHOR           PAD            SHOP         GLA      LEASED
                                              ----------   ---------   ----------------   ---------   ---------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region....................      11         906,626       110,555          634,453   1,754,158     94.2%
Northern and Central California Region......       7         348,261        11,808          344,536     771,380     91.3%
Southern California Region..................      22       2,465,363       333,943          789,768   3,733,500     96.1%
Southwest Region............................       5         465,580        36,395          260,339     824,517     92.5%
                                                  --       ---------       -------        ---------   ---------    -----
          TOTAL COMMUNITY SHOPPING
            CENTERS.........................      45       4,185,830       492,701        2,029,096   7,083,555     94.7%
REGIONAL MALLS..............................       2         759,515        78,594          392,647   1,328,109     92.7%
SINGLE TENANT FACILITIES....................       6         560,942         3,900               --     564,842    100.0%
                                                  --       ---------       -------        ---------   ---------    -----
          TOTAL PORTFOLIO...................      53       5,506,287       575,195        2,421,743   8,976,506     94.7%
                                                  ==       =========       =======        =========   =========    =====

                                                               AVERAGE
                                                                BASE
                                               ANNUALIZED       RENT
                                               BASE RENT     PER SQ. FT.
                                              ------------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region....................  $ 18,154,588     $10.99
Northern and Central California Region......     7,428,072      10.54
Southern California Region..................    42,252,809      11.77
Southwest Region............................     5,792,627       7.60
                                              ------------     ------
          TOTAL COMMUNITY SHOPPING
            CENTERS.........................    73,628,096      10.98
REGIONAL MALLS..............................    18,996,893      15.44
SINGLE TENANT FACILITIES....................     3,077,083       5.45
                                              ------------     ------
          TOTAL PORTFOLIO...................  $ 95,702,072     $11.25
                                              ============     ======

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    1986        70,837       --     62,083     150,163    88.5%   $  1,423,007
    Covington, WA
  Fairwood Shopping Center..........    1995       109,249   10,777     80,044     208,265    96.1       1,945,916
    Renton, WA
  Frontier Village Shopping             1993        68,473   22,023     49,999     153,320    91.6       1,462,088
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     67,295     264,649    95.7       2,267,136
    Gresham, OR
  The Medford Center................    1998       196,032   17,432     87,699     326,403    92.3       2,585,372
    Medford, OR
  Pacific Linen Plaza...............    1988        25,000       --     44,432      69,432   100.0       1,082,696
    Lynnwood, WA
  Pavilions' Centre.................    1995       123,562       --     76,647     200,209   100.0       3,101,410
    Federal Way, WA
  Ross Center.......................    1987        53,331    7,000     65,615     132,465    95.1       1,506,262
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     33,870      67,287    93.5         778,071
    Silverdale, WA
  Vancouver Park Place..............    1987        33,938   14,900     27,006      77,944    97.3         934,373
    Vancouver, WA
  Westgate North Shopping Center....    1980        37,902   11,836     39,763     104,021    86.0       1,068,258
    Tacoma, WA
                                                 ---------  -------  ---------  ----------   -----    ------------
  Pacific Northwest Region..........               906,626  110,555    634,453   1,754,158    94.2      18,154,588
                                                 ---------  -------  ---------  ----------   -----    ------------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     11,540      14,115    81.8          81,057
    Bakersfield, CA
  Madera Marketplace................    1992        92,278       --     66,488     168,596    94.2       1,633,411
    Madera, CA
  Marshall's Plaza..................    1989        27,000       --     34,253      79,000    77.5         714,307
    Modesto, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    $10.71      Safeway, Rite-Aid
    Covington, WA
  Fairwood Shopping Center..........      9.73      Safeway, Ace Hardware, Pic
    Renton, WA                                      'N' Save, Quality Food
                                                    Centers
  Frontier Village Shopping              10.41      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      8.96      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse
  The Medford Center................      8.58      Cinemark Theatres, Sears,
    Medford, OR                                     Emporium, Payless*,
                                                    Safeway*, Circuit City, 24
                                                    Hour Fitness
  Pacific Linen Plaza...............     15.59      World Lighting
    Lynnwood, WA
  Pavilions' Centre.................     15.49      Quality Food Centers,
    Federal Way, WA                                 Barnes & Noble, Blockbuster
                                                    Music, Petco, JoAnn ETC.
  Ross Center.......................     11.96      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.37      Ross Stores
    Silverdale, WA
  Vancouver Park Place..............     12.32      T.J. Maxx, Pier 1 Imports
    Vancouver, WA
  Westgate North Shopping Center....     11.94      Quality Food Centers
    Tacoma, WA
                                        ------
  Pacific Northwest Region..........     10.99
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.02
    Bakersfield, CA
  Madera Marketplace................     10.29      Wal-Mart*, Pak-N-Sav
    Madera, CA
  Marshall's Plaza..................     11.66      Marshall's
    Modesto, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Mineral King Plaza................    1983            --       --     34,660      39,060    88.7%   $    537,590
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     81,753     153,999    89.6       1,593,251
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     48,565     127,547   100.0       1,427,576
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     67,277     189,063    91.5       1,440,881
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Northern & Central California                      348,261   11,808    344,536     771,380    91.3       7,428,072
  Region............................
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............    1980       149,300    5,623     19,616     178,889    97.6         701,836
    El Centro, CA
  Country Fair Shopping Center......    1992        96,225   27,341     36,747     168,310    95.2       2,396,898
    Chino, CA
  Covina Town Square................    1997       171,233   15,918     63,618     264,461    94.8       2,755,020
    Covina, CA
  Date Palm Center..................    1987        99,919       --     11,691     117,362    95.1       1,682,656
    Cathedral City, CA
  El Camino North...................    1982        66,982  133,024     60,023     289,673    89.8       3,177,058
    Oceanside, CA
  Fire Mountain Center..............    1987        44,481   23,432     23,515      92,378    99.0       1,810,007
    Oceanside, CA
  Fullerton Town Center.............    1987       186,613   19,722     33,144     264,647    90.5       3,537,728
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     19,625      65,987   100.0         947,666
    Gardena, CA
  Huntington Center.................    1989       105,879    4,365         --     110,244   100.0       1,285,121
    Huntington Beach, CA
  Kenneth Hahn Plaza................    1987        97,186   14,598     51,263     165,047    98.8       1,554,323
    Los Angeles, CA
  La Verne Towne Center.............    1986       158,860    1,940     58,239     231,143    94.8       1,358,475
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0       1,309,621
    Bellflower, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Mineral King Plaza................    $15.51      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.55      T. J. Maxx, Longs Drugs
    Moraga, CA
  Rosedale Village Shopping              11.19      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.33      Big 5 Sporting Goods
    Sacramento, CA
                                        ------
Northern & Central California            10.54
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............      4.02      Sears, Mervyn's
    El Centro, CA
  Country Fair Shopping Center......     14.95      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Covina Town Square................     10.99      Home Depot, Staples,
    Covina, CA                                      PETsMART, Michael's, AMC
                                                    Theatres*
  Date Palm Center..................     15.08      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     12.22      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Petco*, Ross Stores,
                                                    Steinmart
  Fire Mountain Center..............     19.80      Strouds, Lamps Plus, Trader
    Oceanside, CA                                   Joe's, Bookstar
  Fullerton Town Center.............     14.77      Costco*, AMC Theatres, Toys
    Fullerton, CA                                   'R' Us, Office Depot
  Gardena Gateway Center............     14.36      Marukai (Rite-Aid), 99
    Gardena, CA                                     Ranch Market
  Huntington Center.................     11.66      Toys 'R' Us, Albertsons
    Huntington Beach, CA
  Kenneth Hahn Plaza................      9.53      Food 4 Less, Pic 'N' Save
    Los Angeles, CA                                 Rite-Aid, Super Trak Auto
  La Verne Towne Center.............      6.20      Target, Top Valu
    La Verne, CA                                    (Albertsons)
  Lakewood Plaza....................     11.54      Stater Bros. (Albertsons),
    Bellflower, CA                                  Staples

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Loma Square.......................    1980        96,514       --    108,128     210,704    97.1%   $  2,728,100
    San Diego, CA
  Montebello Town Square............    1992       210,533    7,879     26,667     250,438    97.9       2,740,161
    Montebello, CA
  Mountain Square Shopping Center...    1988       185,945       --     74,319     273,189    95.3       3,153,819
    Upland, CA
  North County Plaza................    1987        43,610   28,720     70,270     153,325    93.0       2,084,669
    Carlsbad, CA
  Parkway Place.....................    1989        91,127    8,958     16,381     120,425    96.7       1,245,260
    Escondido, CA
  Pomona Gateway Center.............    1993        96,418    6,487      1,000     103,905   100.0         923,447
    Pomona, CA
  San Fernando Mission Plaza........    1991        50,508    2,293     14,391      67,192   100.0         908,650
    San Fernando, CA
  Torrance Promenade................    1991       215,562   20,496     30,183     266,907    99.8       4,175,687
    Torrance, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0         998,547
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     31,531      56,019    94.5         778,059
    Rancho Cucamonga, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Southern California Region..........             2,465,363  333,943    789,768   3,733,500    96.1      42,252,809
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHWEST REGION
  Kyrene Village Shopping Center....    1987        81,355    5,120     48,715     161,174    83.9       1,047,149
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     49,996      94,379   100.0         887,193
    Phoenix, AZ
  Randolph Plaza....................    1999       136,110    6,150     33,267     180,382    97.3       1,086,218
    Tucson, AZ

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Loma Square.......................    $13.33      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs, Super Crown
                                                    Books, Staples
  Montebello Town Square............     11.18      Sears, Toys 'R' Us, AMC
    Montebello, CA                                  Theatres, Petco
  Mountain Square Shopping Center...     12.12      Home Depot, Staples,
    Upland, CA                                      Pavilions, Factory 2 U
  North County Plaza................     14.62      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.69      Albertsons, Office Depot
    Escondido, CA
  Pomona Gateway Center.............      8.89      Vons, Pic 'N' Save
    Pomona, CA
  San Fernando Mission Plaza........     13.52      Value Plus (Vons)
    San Fernando, CA
  Torrance Promenade................     15.68      Ross, Marshall's, Office
    Torrance, CA                                    Depot, Linens 'n Things,
                                                    Bookstar, Sears Homelife,
                                                    Loehmann's, Kids 'R' Us
  Vermont-Slauson Shopping Center...      5.88      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.70      Albertsons*, Sav-on Drugs
    Rancho Cucamonga, CA
                                        ------
Southern California Region..........     11.77
                                        ------
SOUTHWEST REGION
  Kyrene Village Shopping Center....      7.75      Basha's, Kyrene Lanes,
    Chandler, AZ                                    Audio Express
  North Mountain Village............      9.73      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................      6.19      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Southern Palms Center.............    1980       103,875   20,025    110,747     251,663    93.2%   $  2,090,569
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     17,614     136,919    91.8         681,497
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    ------------
Southwest Region....................               465,580   36,395    260,339     824,517    92.5       5,792,627
                                                 ---------  -------  ---------  ----------   -----    ------------
COMMUNITY RETAIL CENTERS............             4,185,830  492,701  2,029,096   7,083,555    94.7      73,628,096
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       291,554   29,610    157,692     509,704    93.9       7,000,520
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    234,955     818,405    91.9      11,996,373
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS......................               759,515   78,594    392,647   1,328,109    92.7      18,996,893
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES
  Kmart.............................    1990       104,204       --         --     104,204   100.0         551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0         457,744
    Banning, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         507,915
    El Centro, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         415,951
    Madera, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         411,132
    Rocklin, CA
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0         732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES............               560,942    3,900         --     564,842   100.0       3,077,083
                                                 ---------  -------  ---------  ----------   -----    ------------
TOTAL PROPERTIES....................             5,506,287  575,195  2,421,743   8,976,506    94.7    $ 95,702,072
                                                 =========  =======  =========  ==========   =====    ============

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Southern Palms Center.............    $ 8.91      Food 4 Less, Heilig Meyer
    Tempe, AZ                                       Furniture, Staples, Coomers
                                                    Craft Mall
  Sunrise Place Center..............      5.42      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      7.60
                                        ------
COMMUNITY RETAIL CENTERS............     10.98
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     14.62      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Wal-Mart, Albertsons, T.J.
                                                    Maxx, Sony/Magic Johnson
                                                    Theaters
  Media City Center.................     15.95      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
REGIONAL MALLS......................     15.44
                                        ------
SINGLE TENANT FACILITIES
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      5.29      Kmart
    Banning, CA
  Kmart.............................      5.87      Kmart
    El Centro, CA
  Kmart.............................      4.81      Kmart
    Madera, CA
  Kmart.............................      4.75      Kmart
    Rocklin, CA
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      5.45
                                        ------
TOTAL PROPERTIES....................    $11.25
                                        ======

---------------

* Anchor space non-owned by Company

                               CENTER TRUST, INC.

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                               SEPTEMBER 30, 2000

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    114      155,784     15.56            0      0.00      4,900      9.34      150,884     15.76
2000.................     57      112,956     14.13       25,165      5.21          0      0.00       87,791     16.68
2001.................    215      684,959     13.03      279,978      7.15     26,182     16.58      378,799     17.13
2002.................    205      791,926     12.54      369,599      6.89     48,698     17.50      373,629     17.49
2003.................    161      618,349     12.02      246,434      5.01     46,772     16.17      325,143     16.73
2004.................    145      844,679     11.08      501,480      7.20     39,488     17.54      303,711     16.65
2005.................    145      643,282     15.81      256,340     14.35     57,569     17.48      329,373     16.66
2006.................     65      504,913     12.98      299,068     10.25     41,470     13.43      164,375     17.82
2007.................     41      354,751     11.67      194,957      8.31     45,363     11.84      114,431     17.32
2008.................     28      369,628     11.81      305,137     10.39     26,153     21.34       38,338     16.65
2009.................     25      446,615      7.89      372,835      5.66     55,017     17.94       18,763     22.52
THEREAFTER...........     97    2,975,383      9.18    2,649,994      8.56    183,583     14.28      141,806     13.81
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,298    8,503,225     11.25    5,500,987      8.34    575,195     15.73    2,427,043     16.82
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                               SEPTEMBER 30, 2000

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................     57       81,060     14.41            0      0.00      1,000     13.00       80,060     14.43
2000.................     36       90,676     14.12       25,165      5.21          0      0.00       65,511     17.54
2001.................    175      635,126     11.65      279,978      7.15     26,182     16.58      328,966     15.09
2002.................    167      731,214     11.39      369,599      6.89     47,658     16.92      313,957     15.84
2003.................    135      567,516     10.87      246,434      5.01     46,772     16.17      274,310     15.22
2004.................    119      768,677     10.11      470,908      6.90     31,188     18.68      266,581     14.78
2005.................    126      513,906     13.99      158,761      9.05     55,849     17.05      299,296     16.03
2006.................     56      459,139     12.42      273,764      9.44     35,060     14.43      150,315     17.36
2007.................     34      304,193     10.63      194,957      8.31     45,363     11.84       63,873     16.86
2008.................     24      318,462     10.49      260,180      9.20     21,153     17.87       37,129     15.32
2009.................     20      321,752      7.97      262,013      5.39     41,535     18.11       18,204     21.90
THEREAFTER...........     74    1,915,906     10.19    1,638,771      9.69    140,941     12.83      136,194     13.32
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,023    6,707,627     10.98    4,180,530      8.25    492,701     15.27    2,034,396     15.56
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                            AS OF SEPTEMBER 30, 2000

                                                                                               PERCENTAGE
                                                                      PERCENTAGE     TOTAL     OF COMPANY
                                            NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
NUMBER             RETAIL TENANT             STORES      BASE RENT    BASE RENT       GLA         GLA
------             -------------            ---------   -----------   ----------   ---------   ----------
   1     AMC ENTERTAINMENT(1).............      5       $ 3,510,000      3.67%       164,692      1.94%
   2     SAFEWAY INC......................      7         3,321,091      3.47%       393,819      4.63%
   3     WAL-MART STORES INC.(2)..........      3         3,038,834      3.18%       360,741      4.24%
   4     ALBERTSONS INC...................      8         2,744,748      2.87%       362,349      4.26%
   5     KMART CORP.......................      6         2,562,498      2.68%       532,624      6.26%
   6     KROGER CO., THE
         (Ralph's/FFL/QFC)................      7         2,271,504      2.37%       361,260      4.25%
   7     TJX COMPANIES INC., THE..........      9         1,974,430      2.06%       247,614      2.91%
   8     HOME DEPOT INC., THE.............      2         1,875,930      1.96%       200,549      2.36%
   9     TOYS 'R' US INC. ................      5         1,802,233      1.88%       189,740      2.23%
  10     STAPLES INC. ....................      6         1,512,321      1.58%       136,513      1.61%
  11     LOEWS CINEPLEX ENTERTAINMENT.....      1         1,484,853      1.55%        67,579      0.79%
  12     BARNES & NOBLE INC...............      4         1,434,609      1.50%        70,276      0.83%
  13     ROSS STORES INC..................      5         1,166,621      1.22%       142,852      1.68%
  14     OFFICE DEPOT INC.................      4         1,111,023      1.16%       101,594      1.19%
  15     SEARS............................      5         1,105,248      1.15%       258,446      3.04%
  16     CIRCUIT CITY STORES INC..........      3         1,088,400      1.14%        84,680      1.00%
  17     PAYLESS SHOESOURCE INC...........     15         1,024,366      1.07%        51,259      0.60%
                                               --       -----------     ------     ---------     ------
         TOTAL............................     95       $33,028,709     34.51%     3,726,587     43.83%
                                               ==       ===========     ======     =========     ======

---------------
(1) Includes $628,208 of annualized base rent for location at Montebello Town Square which was subsequently sold on October 27, 2000. As a result, Percentage of Total Base Rent is now 3.01%

(2) Includes location at Baldwin Hills Crenshaw Plaza where rent has not yet commenced.

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                            AS OF SEPTEMBER 30, 2000

                                                                                                PERCENTAGE
                                                        TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                            NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
NUMBER             RETAIL TENANT             LEASES       BASE RENT     BASE RENT      GLA         GLA
------             -------------            ---------   -------------   ---------   ---------   ----------
   1     Supermarkets.....................      25       $ 9,660,413     10.09%     1,227,514     14.44%
   2     Fast Food........................     182         6,684,919      6.99%       305,607      3.59%
   3     Theaters/Entertainment(1)........      13         6,410,128      6.70%       354,115      4.16%
   4     Discount Retailers...............      11         6,310,887      6.59%     1,113,747     13.10%
   5     Restaurants......................      69         5,614,252      5.87%       363,354      4.27%
   6     Family Apparel...................      36         4,539,449      4.74%       549,551      6.46%
   7     Home Furnishings/Housewares......      35         4,038,872      4.22%       297,301      3.50%
   8     Health & Beauty..................     136         3,979,672      4.16%       237,123      2.79%
   9     Music and Video..................      36         3,571,530      3.73%       184,735      2.17%
  10     Women's Apparel..................      51         3,556,032      3.72%       242,767      2.85%
  11     Electronics......................      34         2,902,737      3.03%       173,192      2.04%
  12     Office Supply....................       9         2,435,243      2.54%       224,007      2.63%
  13     Footwear.........................      39         2,423,815      2.53%       120,793      1.42%
  14     Home Improvement.................      10         2,348,359      2.45%       256,266      3.01%
  15     Crafts...........................      15         1,964,255      2.05%       192,288      2.26%
                                               ---       -----------     ------     ---------     ------
         TOTAL............................     701       $66,440,563     69.42%     5,842,360     68.71%
                                               ===       ===========     ======     =========     ======

---------------
(1) Includes $628,208 of annualized base rent for location at Montebello Town Square which was subsequently sold on October 27, 2000. As a result, Percentage of Total Base Rent is now 6.04%.

                               CENTER TRUST, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                   (IN THOUSANDS)

                                                    THREE MONTHS ENDED     NINE MONTHS ENDED
                                                      SEPTEMBER 30,          SEPTEMBER 30,
                                                    ------------------    --------------------
                                                     2000       1999        2000        1999
                                                    -------    -------    --------    --------
                                                       (UNAUDITED)            (UNAUDITED)
Rental income.....................................  $24,540    $26,870    $ 74,201    $ 79,710
Expense reimbursements............................    7,579      8,065      23,004      24,054
Percentage rents..................................      428        532       1,422       1,541
Other income......................................    1,494      1,234       4,595       3,755
                                                    -------    -------    --------    --------
          Total Revenues..........................   34,041     36,701     103,222     109,060
                                                    -------    -------    --------    --------
Interest..........................................   14,993     13,938      44,693      40,544
Depreciation and amortization.....................    6,444      6,263      19,227      18,387
Property operating costs:
  Common area.....................................    4,943      5,722      15,215      16,565
  Property taxes..................................    3,241      3,476       9,915      10,781
  Leasehold rentals...............................      369        438       1,094       1,285
  Marketing.......................................      269        265         801         610
  Other operating.................................      950      1,167       2,891       3,516
General and administrative........................    1,577      2,404       4,208       5,365
                                                    -------    -------    --------    --------
          Total Expenses..........................   32,786     33,673      98,044      97,053
                                                    -------    -------    --------    --------
Income from Operations before Other Items.........    1,255      3,028       5,178      12,007
Gain (Loss) on the Sale of Assets.................    2,473       (214)     14,197      20,361
Minority Interests -- Operating Partnership.......     (258)      (126)     (1,079)     (4,255)
Minority Interests -- Other.......................      (79)       (78)       (229)       (223)
                                                    -------    -------    --------    --------
Net Income before Extraordinary Loss..............    3,391      2,610      18,067      27,890
Extraordinary Loss -- Early Extinguishment of
  Debt............................................     (589)      (857)     (2,453)     (4,905)
                                                    -------    -------    --------    --------
Net Income........................................    2,802      1,753      15,614      22,985
Adjustments to reconcile net income to FFO:
  Depreciation of real property...................    6,275      6,225      18,937      18,285
  Minority Interests..............................      167         41         797       4,005
  Extraordinary Loss -- Early Extinguishment of
     Debt.........................................      589        857       2,453       4,905
  (Gain) Loss on the Sale of Assets...............   (2,473)       214     (14,197)    (20,361)
  Other...........................................      461      1,498       1,278       2,134
                                                    -------    -------    --------    --------
Funds From Operations -- Basic....................    7,821     10,588      24,882      31,953
Adjustments to reconcile Basic to Diluted FFO:
  Debenture interest..............................    2,954      2,954       8,862       9,221
  Amortization of Deferred costs -- Debentures....      320        322         961         970
                                                    -------    -------    --------    --------
Funds From Operations -- Diluted(1)...............  $11,095    $13,864    $ 34,705    $ 42,144
                                                    =======    =======    ========    ========

---------------
(1) For purposes of computing FFO, diluted information assumes the conversion of the Company's Debentures at $18 per share as well as other common stock equivalents.

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                  2000             1999
                                                              -------------    ------------
                                                               (UNAUDITED)
ASSETS
Rental Properties...........................................   $  980,504       $1,030,689
Accumulated depreciation and amortization...................     (153,566)        (143,610)
                                                               ----------       ----------
  Rental properties, net....................................      826,938          887,079
Cash and cash equivalents...................................       12,050            5,204
Tenant receivables, net.....................................       14,969           12,267
Other receivables...........................................        7,085            6,181
Restricted cash and securities..............................       26,467           20,577
Deferred charges, net.......................................       20,946           20,966
Other assets................................................        2,277            3,305
                                                               ----------       ----------
          Total.............................................   $  910,732       $  955,579
                                                               ==========       ==========

                           LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................   $  484,207       $  524,468
7 1/2% Convertible subordinated debentures..................      128,548          128,548
7 1/4% Exchangeable subordinated debentures.................       30,000           30,000
Accrued distributions.......................................        5,991            9,963
Accrued interest............................................        4,544            5,441
Accounts payable and other accrued expenses.................        9,608            6,760
Accrued construction costs..................................          817            1,753
Tenant security and other deposits..........................        4,632            5,948
                                                               ----------       ----------
Total liabilities...........................................      668,347          712,881
                                                               ==========       ==========
MINORITY INTERESTS
Operating partnership (1,759,442 and 1,654,725 units issued
  as of September 30, 2000 and December 31, 1999,
  respectively).............................................       14,529           14,091
Other minority interests....................................        1,547            1,319
                                                               ----------       ----------
Total minority interest.....................................       16,076           15,410
                                                               ----------       ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  206,701,759 and 26,647,968 shares issued and outstanding
  as of September 30, 2000 and December 31, 1999,
  respectively).............................................          266              266
Additional paid-in capital..................................      361,886          361,412
Accumulated distributions and deficit.......................     (135,843)        (134,390)
                                                               ----------       ----------
Total stockholders' equity..................................      226,309          227,288
                                                               ----------       ----------
          Total.............................................   $  910,732       $  955,579
                                                               ==========       ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                                                                        BALANCE        BALANCE
                                                                             MATURITY    AVERAGE     SEPTEMBER 30,   DECEMBER 31,
               LENDER                           PROPERTY            RATE       DATE     MATURITIES       2000            1999
               ------                           --------           ------    --------   ----------   -------------   ------------
FIXED RATE MORTGAGES
 Principal Mutual Life Insurance
   Company...........................  North Mountain Village       8.250%   05/01/01       0.6        $  8,139        $  8,182
 Metropolitan Life Insurance
   Company...........................  Date Palm                   10.450%   07/31/02       1.8           9,142           9,254
 The Travelers Insurance Company.....  North County                10.375%   01/31/03       2.3          15,320          15,573
 Nomura Asset Capital
   Corporation(1)....................  Tranche A                    8.938%   04/01/05       4.5          22,060          22,198
 DLJ Mortgage Acceptance Corp........  Charleston                   8.050%   01/01/06       5.3              --          15,201
 Teachers............................  Pavilions                    7.440%   08/01/06       5.8          23,716          24,064
 Column Financial, Inc...............  Mineral King                 9.680%   08/01/06       5.8           3,603           3,673
 Eastrich #79 Corporation (AEW)(2)...  Loan #1                     11.450%   10/15/06       6.0          15,910          19,908
 Eastrich #79 Corporation (AEW)(3)...  Loan #2                     10.900%   10/15/06       6.0           8,834           9,153
 Chase Commercial Mortgage Banking
   Corp..............................  Torrance Promenade           8.300%   11/10/09       9.1          29,840          29,981
 Chase Commercial Mortgage Banking
   Corp..............................  Vineyards Marketplace        8.300%   11/10/09       9.1           5,166           5,191
 Chase Commercial Mortgage Banking
   Corp..............................  Kyrene Village               8.300%   11/10/09       9.1           7,908           7,945
 Nomura Asset Capital
   Corporation(1)....................  Tranche B                    9.000%   04/01/10       9.5          32,774          32,975
 Aid Association for Lutherans.......  Westgate North               8.300%   04/01/14      13.5           5,671           5,846
 First Union National Bank...........  Gardena, Gresham, Loma       7.750%   07/01/09       8.8          51,477          51,784
                                       Square and Southpointe
                                                                                                       --------        --------
       Total Fixed-Rate Mortgages....                               8.790%                 7.08         239,560         260,928
                                                                                                       --------        --------
VARIABLE-RATE MORTGAGES
 First Union National Bank(8)........  Covina, Randolph Plaza       9.250%   06/01/02       1.7          57,474          58,017
                                       Fairwood and Mountain
                                       Square
 First Union National Bank(8)........  Fire Mountain                9.250%   08/01/02       1.8          11,334          11,448
                                                                                                       --------        --------
       Total Variable-Rate
         Mortgages...................                               9.250%                 1.70          68,808          69,465
                                                                                                       --------        --------
OTHER SECURED DEBT
 CRA -- Certificates of
   Participation, Series 1985........  Baldwin Hills                5.300%   12/01/14      14.2          30,000          30,000
 CDC -- Certificates of
   Participation, Series 1985........  Kenneth Hahn Plaza           5.200%   12/01/15      15.2           6,000           6,000
 Chase Manhattan Bank(4).............  Secured Line of Credit                                                           158,075
 G.E. Capital(5).....................  Secured Line of Credit       9.130%   03/31/02      1.50         139,839
                                                                                                       --------        --------
       Total Other Secured Debt......                               8.342%                 4.13         175,839         194,075
                                                                                                       --------        --------
       TOTAL SECURED DEBT............                               8.693%                 5.24         484,207         524,468
                                                                                                       --------        --------
 Convertible debentures(6)...........                               7.500%   01/15/01       0.3         128,548         128,548
 Exchangeable debentures(7)..........                               7.250%   12/27/03       3.5          30,000          30,000
                                                                                                       --------        --------
       TOTAL DEBT OUTSTANDING........                               8.387%                 4.16        $642,755        $683,016
                                                                                                       ========        ========

---------------
(1) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and $10.6 million of U.S. Treasury Securities.

(2) Secured by KMart - Rocklin, KMart - El Centro, KMart - Banning, KMart - Madera, KMart - Phoenix and Huntington Beach.

(3) Secured by Lakewood, Sam's Club - Downey, and Parkway Place.

(4) Secured line of credit replaced with new GE Capital line of credit March 31, 2000. See (5) below.

(5) Secured by Media City, Montebello, Medford Shopping Center, Ross Center, Madera Marketplace, Pacific Linen, Vancouver Park Place, Sunrise Place, Marshall's Plaza, Ross Plaza - Silverdale, Covington, Frontier Village, Rheem Valley, Pomona and Southern Palms. Interest based on LIBOR plus 250 basis points.

(6) Convertible debentures bear interest at 7 1/2% and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

(7) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures are convertible into common stock at a conversion price of $18.00 per share or may be put to the Company after December 27, 2000 for the principal amount plus accrued interest. The debentures were repaid as of November 3, 2000.

(8) Interest based on LIBOR plus 250 basis points.

(9) Loan secured by freestanding AMC Theatre; Theatre was subsequently sold April 17, 2000 and loan assumed by new owner.

                               CENTER TRUST, INC.
                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                               SEPTEMBER 30, 2000

                                                  SCHEDULED                    PERCENT OF
                                                 AMORTIZATION    SCHEDULED        DEBT
                     YEAR                          PAYMENTS      MATURITIES     MATURING      TOTAL
                     ----                        ------------    ----------    ----------    --------
2000...........................................    $ 1,168              --                   $  1,168
2001...........................................      4,876        $  8,105         1.8%        12,981
2002...........................................      4,670         216,348(1)     48.4%       221,018
2003...........................................      4,148          14,434         3.2%        18,582
2004...........................................      4,432              --                      4,432
2005...........................................      4,432          20,953         4.7%        25,385
2006...........................................      3,838          38,151         8.5%        41,989
2007...........................................      2,176              --                      2,176
2008...........................................      2,333              --                      2,333
2009...........................................      1,906          85,212        19.0%        87,118
Thereafter.....................................      2,639          64,386        14.4%        67,025
                                                   -------        --------        ----       --------
Total..........................................    $36,618        $447,589         100%      $484,207
                                                   =======        ========        ====       ========

---------------
(1) Represents amount outstanding on the Company's secured credit facility which is due on March 31, 2002.